EXHIBIT 25(b)




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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.   20549
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                                       FORM T-2

          STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF AN INDIVIDUAL DESIGNATED TO ACT AS TRUSTEE

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          STANLEY BURG                            ###-##-####
          (Name of Trustee)                       (Social Security number



          FOUR ALBANY STREET
          NEW YORK, NEW YORK                      10006
          (Address of principal                   (Zip Code)
          executive offices)

                              Bankers Trust Company
                              Legal Department
                              130 Liberty Street, 31st Floor
                              New York, New York  10006
                              (212) 250-2201
              (Name, address and telephone number of agent for service)
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                            NORTHWEST NATURAL GAS COMPANY
                 (Exact name of obligor as specified in its charter)

          OREGON                                       93-0256722
          (State or other jurisdiction of              (I.R.S. employer
          Incorporation or organization)               Identification no.)


          ONE PACIFIC SQUARE
          220 N.W. SECOND AVENUE
          PORTLAND, OREGON                             97209
          (Address of principal executive offices)     (Zip Code)

                                 FIRST MORTGAGE BONDS
                         (Title of the indenture securities)

          ITEM 1.        AFFILIATIONS WITH OBLIGOR.

                         If the obligor is an affiliate of the Trustee, describe each such affiliation.

                         None.

          ITEM 2. -10.   NOT APPLICABLE

          ITEM 11.       LIST OF EXHIBITS.

                         List below all exhibits filed as a part of this statement of eligibility and qualification.

                         None.



                                      SIGNATURE


               Pursuant to the requirements of the Trust Indenture Act of 1939, I, Stanley Burg, have signed this statement of eligibility in The City of New York, and State of New York, on the 30th day of October, 1996.





                                        By:   /s/ Stanley Burg
                                             -----------------------
                                             Stanley Burg
                                             (Signature of the trustee)